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                         HERITAGE CAPITAL APPRECIATION TRUST
                      Supplement dated February 29, 1996 to the
              Statement of Additional Information dated January 2, 1996


              The following should be added after the first paragraph under "Investment Limitations" on page 7:

              Diversification. The Trust may not invest more than 5% of its total assets (valued at market value) in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities, or buy more than 10% of the voting securities or more than 10% of all the securities of any one issuer.

              Borrowing Money. The Trust may not borrow money except from banks and only if at the time of such borrowings the total loans to the Trust do not exceed 5% of the Trust's total assets, and such borrowings can only be made as a temporary measure for extraordinary or emergency purposes.
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